TWIN DISC, INC

Investor Presentation



DISCLOSURES

Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2023 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Non-GAAP Financial Disclosures

Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions

Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

FOURTH QUARTER HIGHLIGHTS

Financial

- Q4 sales +0.6% vs. YA to $84.4 million
- Gross margin increased ~20 bps vs. YA to 29.7%
- Q4 EBITDA of $11.8 million (net income of $7.4) vs. $13.0 million (net income of $8.6) YA
- Historically high Q4 operating cash flow of $11.5 million; Q4 free cash flow of $10.4 million

Strategic

- Continuing to reap benefits of long-term operational improvements and working capital discipline, supporting trend of profitable growth
- Ended year with strong growth in Land-Based Transmissions, Marine and Propulsion
- Completed acquisition of Katsa Oy, expanding our global footprint and introducing our portfolio into new, growing markets

MARINE & PROPULSION SYSTEMS

TWIN DISC

- Sales increased by 3.4% vs. YA
- Sustained activity across global commercial markets contributing to strong demand
- Veth six-month backlog decreased 3.7% sequentially
- Rolla & Veth partnership performing well due to strength in luxury yacht market
- Demand for workboat marine transmissions in Asia Pacific remains strong
- Government defense spending surge fueling growth, particularly in patrol boat projects





LAND-BASED TRANSMISSIONS





- Increased sales by 9.3% vs. YA
- ARFF transmissions demand supporting backlog expansion
  - Record levels of backlog
- Oil & Gas exports flat

INDUSTRIAL

- Sales decreased by 8.9% vs. YA
- Sequential improvement in demand
- Continued weakness primarily for commoditized products; higher-content products showing resilience
- Continuing to advance OEM partnerships




Peterson

CONTINUED BACKLOG GROWTH

BACKLOG AND INVENTORY % OF BACKLOG



$119.2
$122.5
$125.2
$130.5
$133.7
1.03
1.05
1.00
0.98
4QF23
1QF24
2QF24
3QF24
4QF24
Backlog ($MM)
Inventory (% Backlog)

- 6-month backlog continuing to increase on sequential and year-over-year basis
  - Acquisition of Katsa Oy accounts for $12.6 million of backlog
- Reductions in inventory in 4Q 2024 as backlog is worked through

Note: Backlog figures are reflective of a six-month period. The six-month order backlog is considered more representative of operating conditions than total backlog.

LONG-TERM STRATEGY

Leading Hybrid/Electric solution provider for niche marine and land-based applications

Continued expansion of Veth product to reach new markets and geographies

Rationalize global footprint for efficiency and customer response

Increased focus on controls and system integration rather than individual components

M&A priorities: Industrial and Marine Technology (Hybrid focus)



FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE

SALES

($ in millions)


$83.9
$63.6
$73.0
$74.2
$84.4
4QF23
1QF24
2QF24
3QF24
4QF24

- Consistent healthy demand across global markets
- Operational execution driving performance
- Adjusting for divestiture of BCS in FY 2024, FY 2024 revenue was $26 million, or 9.5%, higher than prior year

EARNINGS PER SHARE


$0.62
($0.09)
$0.07
$0.27
$0.53
4QF23
1QF24
2QF24
3QF24
4QF24

- Bargain purchase gain of $3.7 million from the acquisition of Katsa Oy included in Other income
- Adjusting for divestiture of BCS in FY 2024 and sale of our Belgian facility in FY 2023, FY 2024 operating income was $2.7 million higher than prior year
- Increase in ME&A spend vs. YA driven by inflationary impact on wages and benefits, costs related to the Katsa acquisition, investments to drive our hybrid electric strategy and increased bonus and stock compensation expenses

SALES DIVERSITY

SALES BY PRODUCT GROUP

($ in millions)



$7.5
$7.9
$22.9
$45.7
$5.0
$5.7
$18.6
$34.3
$4.8
$6.5
$15.9
$45.8
$4.3
$6.2
$19.1
$44.5
$5.0
$7.2
$25.0
$47.2
4QF23
1QF24
2QF24
3QF24
4QF24
Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

- Growth supported by strength within Marine and Propulsion Systems and Land-Based Transmissions:
  - Consistent market demand
  - Geographic expansion
  - Strategic partnerships
- Recovery in Industrials sales

SALES MIX BY GEOGRAPHY



9%
25%
30%
36%
5%
31%
34%
30%
10%
27%
35%
28%
13%
24%
34%
29%
14%
28%
31%
27%
4QF23
1QF24
2QF24
3QF24
4QF24
North America
Europe
Asia Pacific
Other

- Decreasing proportion of overall sales in North American market continued, with demand remaining steady
- Asia Pacific and Middle East capturing a greater proportion of total sales in the quarter

STRONG BALANCE SHEET

BALANCE SHEET

($ in millions)


$18.6
$25.8
$13.3
$20.1
$5.4
$5.7
Total Debt
Cash
Net Debt
FY23
FY24

EBITDA

($ in millions)


$25.8
$26.5
FY23
FY24

LEVERAGE RATIO


0.2x
0.2x
FY23
FY24

MARGINS & NEAR-TERM EXPECTATIONS

TWIN DISC GROSS MARGIN



28.2%
29.7%
3QF24
4QF24

FOURTH QUARTER GROSS PROFIT BY PRODUCT GROUP



Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

FOURTH QUARTER GROSS MARGIN DRIVERS

- Gross margin increased sequentially by 150 basis points vs. YA
- Capturing tailwinds from pricing actions executed throughout FY 2023
- Cost reduction activities and operational efficiencies

INFLATION & SUPPLY CHAIN EXPECTATIONS

- Supply chain improvements enabling stronger shipments
- Continuing to face currency headwinds and higher labor costs within ME&A

CAPITAL ALLOCATION FRAMEWORK

- Debt Reduction
- Return Capital to Shareholders (Dividends)
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders (Share Repurchases)

Focus Areas	▪ Research & Development ▪ Geographic diversification / expansion ▪ Marketing
Strategic Fit	▪ Diversification away from Oil & Gas ▪ Acquisition logic immediately evident
Financial Fit	▪ Evident value creation potential ▪ Consistent business performance ▪ Internal Rate of Return > WACC
Other Considerations	▪ Platform for transformative expansion ▪ Can enhance network and capabilities

UPDATING MEDIUM-TERM TARGETS

2030 TARGETS AND DRIVERS

Revenue



$500M
$295M
9%
CAGR
FY 2024
FY 2030

- Hybrid / Electric leadership
- Veth global expansion
- Industrial focus
- M&A

Gross Margin



28%
30%
FY 2024
FY 2030

- European cost structure
- Operational efficiencies
- Greater pass-through content

FCF Conversion

Maintain at least 60%

- Supply chain processes
- Manufacturing footprint
- Capital spending discipline

KEY TAKEAWAYS

- Sustained outperformance in Q4 marked by margin expansion and robust cash generation
- Strong balance sheet supported by prudent working capital management
- Well positioned entering fiscal 2025 with healthy backlog supported by strong end market demand
- Expecting market conditions to remain consistent in 2025
- Updating medium term revenue, gross margin, and FCF targets

Q&A

Fiscal 2024 Fourth Quarter Earnings Call

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	June 30, 2024	June 30, 2023
Current maturities of long-term debt	2,000	2,010
Long-term debt	23,811	16,617
Total debt	$25,811	$18,627
Less cash	20,070	13,263
Net debt	$5,741	$5,364

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA
(In thousands; unaudited)

	FY24	4QF24	3QF24	2QF24	1QF24	4QF23
Net Income (loss) attributable to Twin Disc	$10,988	$7,410	$3,822	$930	$(1,173)	$8,594
Interest expense	1,443	394	263	392	394	571
Income tax expense	4,121	1,515	398	1,662	546	1,439
Depreciation and amortization	9,981	2,528	2,479	2,531	2,492	2,423
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$26,533	$11,847	$6,957	$5,516	$2,259	$13,027

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	FY24	FY23
Net debt	$5,741	$5,364
EBITDA	26,533	25,781
Leverage Ratio	0.2x	0.2x

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands; unaudited)

	For the Quarter Ended		For the Four Quarters Ended	
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net cash provided by operating activities	11,499	16,037	33,716	22,898
Acquisition of fixed assets	(1,109)	(1,108)	(8,707)	(7,918)
Free cash flow	$10,390	$14,929	$25,009	$14,980